UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

August 4, 2008

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	4911-Electric Services	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

Suite 909, Tower B
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi An City, Shan Xi Province
China 710068
 (Address of principal executive offices, including zip code)

(86-29) 8769-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors (the "Board") of China Recycling Energy Corporation (the "Company") previously approved the China Recycling Energy Corporation 2007 Nonstatutory Stock Option Plan (the "2007 Plan") on November 13, 2007. The 2007 Plan authorizes the grant of nonstatutory stock options. On August 4, 2008, the Board approved the forms of the Nonstatutory Stock Option Agreement - Manager Employee (the "Manager Option Agreement") and Nonstatutory Stock Option Agreement - Non-Manager Employee (the "Non-Manager Option Agreement") for grants under the 2007 Plan. The Manager Option Agreement sets forth the terms and conditions of awards of stock options under the 2007 Plan to management employees, including, but not limited to, number of underlying shares, exercise price, vesting, effect of termination of employment or change in control, option term, method of exercise of stock option and transfer restrictions. A copy of the Manager Option Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Non-Manager Option Agreement sets forth the terms and conditions of awards of stock options under the 2007 Plan to non-management employees, including, but not limited to, number of underlying shares, exercise price, vesting, effect of termination of employment or change in control, option term, method of exercise of stock option and transfer restrictions. A copy of the Non-Manager Option Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On August 4, 2008, the Board made grants of stock options to the executive officers of the Company in the amounts set forth below:

Name	Award Amount
Wu Guangyu	200,000
Zhu Xiaogang	120,000
Wu Zhigang	120,000

The stock options have an exercise price of $.80, the fair market value of the Company's common stock on the date of grant. The stock options have a five year term and vest as to 15% on the six-month anniversary of the date of grant; 15% on the first anniversary of the date of grant; 50% on the second anniversary of the date of grant; and the remaining 20% on the third anniversary of the date of grant. The stock options expire on the fifth anniversary of the date of grant. The stock options also become fully vested upon termination without cause, termination for good reason, termination due to death or disability or in the event of a change in control of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed with this report.

Exhibit Number	Description

10.1	Form of Nonstatutory Stock Option Agreement - Manager Employee under the China Recycling Energy Corporation 2007 Nonstatutory Stock Option Plan.

10.2	Form of Nonstatutory Stock Option Agreement - Non-Manager Employee under the China Recycling Energy Corporation 2007 Nonstatutory Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: August 7, 2008	By:	/s/ Guangyu Wu
Guangyu Wu Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Nonstatutory Stock Option Agreement - Manager Employee under the China Recycling Energy Corporation 2007 Nonstatutory Stock Option Plan.
10.2	Form of Nonstatutory Stock Option Agreement - Non-Manager Employee under the China Recycling Energy Corporation 2007 Nonstatutory Stock Option Plan.